Metrologic
worldwide
GROWTH
USA
UK
France
Spain
Germany
Italy
Russia
China
Japan
Singapore
Brazil
Metrologic
1968
2002

Forward-Looking Statements

Some of the statements that we will make during this conference call contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  While we
believe that our expectations in making these statements are reasonable, actual results could vary materially from
expectations as a result of a number of factors, including, but not limited to, the acceptance of new products, including, but not limited to Stratos, by our customers; foreign currency
exchange rate fluctuations between the U.S. dollar and other major currencies including the euro; and difficulties or delays in the development, production, testing and marketing of our
products or the expansion of our Suzhou facility.  For a more detailed list and description of some of these risks and
uncertainties, please see the reports filed by Metrologic with the
Securities and Exchange Commission.  Metrologic disclaims
any intention or obligation to update or revise any forward-
looking statements.

Pg 2

Significant accomplishments in Q303

Record sales: $32.6 M; exceeded guidance

Record profit: $2.7 M; exceeded guidance

Successful follow-on offering sold 1.725 M
shares; netted $56 M

New POS products continue to test well

AOA’s Industrial systems shine in tests

Construction began to double the size of our
manufacturing and R&D facility in Suzhou, China

Pg 3

Corporate Strategy

Engineering Strength
Innovation
Growth
INCREASED MARKET SHARE
181 ENGINEERS
PRODUCTS
WORLDWIDE SALES
NEW MARKETS SERVED
NEW
REPLACEMENT
New
Current
COST REDUCTION
1968
2002

Pg 4

Growth Strategy: Retail and OEM Scanners

VoyagerPDF™

VoyagerBT™

microQuest™

Stratos®

Bi-optic scanner/scale

new market: $160M

Reads 2D codes

new market: $ 58M

Miniature scan engine

new market: $ 42M

Addressable Retail & OEM Markets

Data Source: Venture Development Corporation & Metrologic Estimates

VoyagerCG®

Select Trigger modes

new market: $151M

$ -

$100

$200

$300

$400

$500

$600

$800

$900

$700

$1000

($ millions)

2003 (e)

Increase SHARE in
existing markets

DOUBLE Total
Addressable Market

1

2

Bluetooth™ wireless

new market: $ 89M

Pg 5

Growth Strategy: Industrial

AOA’s Industrial products SCAN,
TRACK, IMAGE, and DIMENSION
parcels in HIGH SPEED CONVEYOR
applications.

Transportation and Logistics

Migration to 2D bar codes & OCR

Healthcare

Effect of FDA proposals on pharmaceutical

  manufacture

Airlines

Increased bar code tracking points

Automotive

Standardization of 2D (Matrix) codes

Growth Drivers

Pg 6

Advanced Optical Systems

            AOA’s world class optical technology solves
challenging problems for industrial, scientific, and
government customers.

Airborne Laser Program (ABL)

Supplies adaptive optics to aim an airborne laser
for the USAF

National Ignition Facility

AOA supplies the adaptive optics to Lawrence
Livermore for the NIF project

Pg 7

Engineers and Patents

473

*

*MTLG has 221
additional
patents pending

AOA

China

Headqtrs

Pg 8

34

35

36

51

63

56

51

20

20

33

63

77

85

51

12

45

34

42

61

89

108

164

199

252

0

55

110

165

220

275

1996

1997

1998

1999

2000

2001

2002

2003

US $ (in millions)
$35
$30
$25
$20
$15
$10
$5
$0
POS/OEM
Industrial
Optical Systems
$3.7
$3.1
$20.9
$2.6
$3.9
$26.1
Q302
Q303

Third Quarter Sales by Segment

Pg 9

Third Quarter 2003 Sales by Geography

44% N. America

AOA
Optical &
Ind

13%
Asia/ROW

37% Europe

6% S. America

NA POS &
OEM

24%

Pg 10

POS/OEM Q303 Sales by Product Intro Date

Introduced in 2003

Introduced
2000- 2002

Introduced
Prior to 2000

$16.9

$8.8

$0.4

Pg 11

Income Statement

32,587

13,784

42.3%

4,551

2,656

.28

27,735

10,634

38.3%

1,581

268

.03

84,176

30,167

35.8%

2,475

15

.00

96,309

39,957

41.5%

11,949

8,645

.95

Sales

Gross profit $

Gross profit %

Operating profit

Net income (loss)

EPS (diluted)

2002

2003

2003

2002

3 months ended

Sept 30,

(unaudited)

9 months ended

Sept 30,

(unaudited)

*

* Includes $2.2 M one time gain

Pg 12

Sales US$ (in millions)
$160
$140
$120
$100
$80
$60
$40
$20
$0
$53
$66
$80
$92
$114
$118
* $132
* $154
1997
1998
1999
2000
2001
2002
2003
2004

Sales History

*Projections based on company’s published mid-range of guidance

Pg 13

$70
$60
$50
$40
$30
$20
$10
$0
GP $
GP %
$33.0
41.7%
$36.5
39.7%
$40.2
35.4%
$42.7
36.5%
$56.1
42.5%
$68.5
44.5%
$30.2
35.8%
$40.0
41.5%
1999
2000
2001
2002
*2003
*2004
2002
2003

Gross Profit $ and %

9 mos ended Sept 30

*Projections based on company’s published mid-range of guidance

Pg 14

Metrologic

(US $ millions)
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
($1.0)
($2.0)
($0.7)
$0.7
$0.7
$0.9
$1.6
$3.1
$3.6
$3.8
$4.6
$5.4
Q301
Q401
Q102
Q202
Q302
Q402
Q103
Q203
Q303
Q403

Operating Income

Contributing Factors

Sales increase

Cost reductions

Euro impact

*Excludes one time charges of $0.7. Including these charges, operating income would be $0.2

** Projection based on company’s published mid-range of guidance

*

**

Pg 15

Metrologic

US $ (in millions)
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
($0.5)
($1.0)
($0.8)
$0.0
$0.0
$0.3
$0.3
$1.7
$1.9
$2.2
$2.7
$3.2
Q301
Q401
Q102
Q202
Q302
Q402
Q103
Q203
Q303
Q403

Net Income

Pg 16

*

**

*Excludes one time or non-recurring charges of $0.5, after tax. Including these charges, reported net loss was $0.3.

** Excludes one time or non-recurring items aggregating income of approximately $1.9. Including these items, reported net income was $3.8

*** Projections based on company’s published mid-range of guidance

***

$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$ (millions)
$49.8
$22.6
$13.7
$4.2
Jan01
Q402
Q303 actual
* Q303 proforma

Debt Reduction

* Including non-recourse accounts receivable factoring advances. Proforma reflects proceed of follow on stock offering

Nearly $50M
in debt

Less than
$5M in debt

Pg 17

Balance Sheet

42,625

12,058

23,517

78,200

19,284

12,169

4,785

41,962

78,200

83,547

16,808

23,517

123,872

19,284

2,675

4,785

97,128

123,872

Current assets

Net PPE

Other

Total assets

Current liabilities

Debt

Other liabilities

Stockholders’ equity

Total liabilities and
stockholders’ equity

Sept 30,

2003

Proforma *

Sept 30,

2003

39,179

12,600

22,473

74,252

18,108

21,486

5,187

29,471

74,252

December 31,

2002

(unaudited)

* Includes proceeds from the follow-on public offering

Pg 18

Revised Guidance

91,884

36,490

39.7%

5,041

2,737

.17

113,688

40,201

35.4%

1,084

(1,552)

(.10)

132,000

56,100

42.5%

17,358

9,900

.51

117,116

42,731

36.5%

6,351

2,208

.14

154,000

68,530

44.5%

26,547

16,100

.70

Sales

Gross profit $

Gross profit %

Operating profit

Net income (loss)

EPS

*2001

2004

*2003

*2002

2000

* Excludes one time gains or charges. Including these one time items EPS for 2001 was (.95) and for 2002 was .20.

2003 & 2004 are projections based on company’s published mid-range of guidance

Pg 19